UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                    Current Report Pursuant to
        Section 13 or 15 (d) of the Securities Act of 1934

                          June 21, 2001
        Date of Report (Date of earliest event reported)

               ADVANCED PRECISION TECHNOLOGY, INC.


         NEVADA                     000-31171                   87-0455378
(State of other jurisdiction    (Commission number         (I.R.S. Employer
   of incorporation)                                       identification No.)

        2271-D South Vasco Road, Livermore, CA      94550
        (Address of principal executive offices)    (Zip)

                           925-447-6900
                   (issuer's telephone number)



Item 1.     Changes in Control of Registrant

            Not applicable

Item 2.     Acquisition or Disposition of Assets

            Not applicable

Item 3.     Bankruptcy or Receivership

            Not applicable

Item 4.     Changes in the Small Business Issuer's Certifying Accountant.

            Not applicable

Item 5.     Other Events

            On June 21, 2001, Bruce Pastorius resigned as the Company's Chairman and President. This resignation was precipitated by differences of opinion between Mr. Pastorius and other members of the Company's Board of Directors as to the direction of the Company. Mr. Pastorius remained a member of the Company's Board of Directors until September 15, 2001. James Gingo served as interim Chairman and President from June 21, 2001 until September 15, 2001, at which time Mr. Gingo resigned and John Hunepohl became the Company's Chairman and President.

Item 6.     Resignation of Directors

            See item 5.

Item 7.     Financial Statements and Exhibits

            Not applicable

Item 8.     Change in Fiscal Year

            Not applicable

Item 9.     Sales of Equity Securities Pursuant to Regulation S

            Not applicable

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 21, 2001                BY: /s/ John Hunepohl
                                           _________________________________
                                           John Hunepohl
                                           Chairman and President,
                                           Advanced Precision Technology, Inc.